INCOME TAXES	6 Months Ended	12 Months Ended
	Jun. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands, except percentages)	2020	2021	2020	2021
Income (loss) before income taxes	$58,118	$(464,158)	$5,530	$(1,897,182)
Provision for income taxes	534	37,507	448	49,286
Effective Tax Rate	0.9%	(8.1)%	8.1%	(2.6)%
Our tax provision for interim periods is determined using an estimated annual effective tax rate (“ETR”), adjusted for discrete items arising in the period. In each quarter, we update our estimated annual ETR and make a year-to-date calculation of the provision.
For the three months ended June 30, 2020, the ETR was lower than the U.S. federal statutory rate primarily due to the full valuation allowance on our U.S. federal and state deferred tax assets offset by our current federal and state taxes payable. For the three months ended June 30, 2021, the ETR differs from the U.S. federal statutory rate primarily due to the non-deductible change in fair value of the convertible notes and warrant liability, and the change in valuation allowance on our remaining U.S. federal and state deferred tax assets offset by our current federal and state taxes payable.
For the six months ended June 30, 2020, the ETR was lower than the U.S. federal statutory rate primarily due to the full valuation allowance on our U.S. federal and state deferred tax assets offset by our current federal and state taxes payable. For the six months ended June 30, 2021, the ETR differs from the U.S. federal statutory rate primarily due to the non-deductible change in fair value of the convertible notes and warrant liability, and the change in valuation allowance on our remaining U.S. federal and state deferred tax assets partially offset by our current federal and state taxes payable.
The realization of tax benefits of net deferred tax assets is dependent upon future levels of taxable income, of an appropriate character, in the periods the items are expected to be deductible or taxable. Based on the available objective evidence during the six months ended June 30, 2021, we believe it is more likely than not that the tax benefits of the remaining U.S. net deferred tax assets may not be realized. We intend to maintain the full valuation allowance on the U.S. net deferred tax assets until enough positive evidence exists to support a reversal of, or decrease in, the valuation allowance.
Utilization of the net operating loss and credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and tax credits before utilization.
INCOME TAXES
The components of income (loss) before income taxes were as follows:

	December 31,
(in thousands)	2019	2020
Domestic	$(104,690)	$14,773
Foreign	(2,897)	(943)
Income (loss) before income taxes	$(107,587)	$13,830
The components of the provision for (benefit from) income taxes were as follows:

	December 31,
(in thousands)	2019	2020
Current:
Federal	$(58)	$2,780
State	(295)	3,801
Foreign	—	—
Total current tax expense (benefit)	(353)	6,581
Deferred:
Federal	—	—
State	—	—
Foreign	(665)	(200)
Total deferred tax expense (benefit)	(665)	(200)
Total provision for (benefit from) income taxes	$(1,018)	$6,381
The reconciliation of federal statutory income tax to our provision for (benefit from) income taxes was as follows:

	December 31,
(in thousands)	2019	2020
Federal tax (benefit) at statutory rate	(22,593)	2,905
State tax (benefit), net of federal benefit	(5,491)	(862)
Foreign rate differential	(57)	(2)
Share-based compensation	(1,221)	(2,654)
Tender offer compensation	4,229	3,607
Research and development credits	(2,104)	(10,489)
Non-deductible regulatory settlements	—	21,000
Permanent differences	—	526
Other	905	52
Change in valuation allowance	25,314	(7,702)
Total provision for (benefit from) income taxes	$(1,018)	$6,381
Significant components of our deferred tax assets and liabilities consist of the following:

	December 31,
(in thousands)	2019	2020
Deferred tax assets:
Accruals and other liabilities	7,704	14,849
Lease liabilities	9,859	13,794
Tax credit carryforwards	3,198	9,058
Net operating loss carryforwards	23,091	3,141
Share-based compensation	1,442	3,123
Other	686	3,386
Total deferred tax assets	45,980	47,351
Deferred tax liabilities:
Right of use assets	(8,194)	(12,551)
Depreciation and amortization	(1,914)	(6,965)
Total deferred tax liabilities	(10,108)	(19,516)
Valuation allowance	$(35,207)	$(26,909)
Net deferred tax assets	$665	$926
The realization of tax benefits of net deferred assets is dependent upon future levels of taxable income, of an appropriate character, in the periods the items are expected to be deductible or taxable. Based on all available evidence for the year ending December 31, 2020, we believe it is more likely than not that the tax benefits of the remaining U.S. federal and state net deferred tax assets may not be realized, and accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance decreased by approximately $8.3 million for the year ended December 31, 2020.
As of December 31, 2020, we have U.S. state net operating loss carryforwards of $32.3 million that will begin to expire in 2034, if not utilized, and non-U.S. net operating loss carryforwards of $4.7 million that do not expire. We have U.S. federal tax credit carryforwards of $8.5 million that will begin to expire in 2040, if not utilized, and state tax credit carryforwards of $9.3 million that do not expire.
Utilization of the net operating loss and credit carryforwards may be subject to a substantial annual limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986, as amended, and similar state provisions. The annual limitation may result in the expiration of net operating losses and credits before utilization.
We had unrecognized tax benefits of approximately $2.2 million and $7.4 million as of December 31, 2019 and 2020. These unrecognized tax benefits, if recognized, would not affect the effective tax rate. We record interest and penalties related to unrecognized tax benefits in income tax expense. There were no interest or penalties during the years ended December 31, 2019 and 2020.
The reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in thousands):

	December 31,
	2019	2020
Unrecognized benefit - beginning of period	$759	$2,177
Gross increases - current year tax positions	797	4,395
Gross increases - prior year tax positions	621	848
Unrecognized benefit - end of period	$2,177	$7,420
We file in U.S. federal, various state and foreign jurisdictions. The tax years from 2013 remain open to examination by the U.S. federal and state authorities, due to carryover of unused net operating losses and tax credits. The tax years from 2018 remain open for the most significant foreign jurisdiction.
In March 2020, the President of the United States signed into law the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). The recent tax law changes provided under the CARES Act do not materially impact our income tax provision, and do not change our evaluation of the valuation allowance against deferred tax assets in the U.S. as of December 31, 2020.
In June 2020, the Governor of California signed Assembly Bill No. 85 (“AB 85”) as part of California’s 2020 Budget Act. AB 85 temporarily suspends the use of California net operating losses and imposes a cap on the amount of business incentive tax credits companies can utilize against their net income. The recent tax legislation changes provided under AB 85 do not materially impact our income tax provision and do not change our evaluation of the valuation allowance against deferred tax assets in California as of December 31, 2020.